Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 4

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended March 31, 2014. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the first quarter 2014, the Fund’s net asset value (“NAV”) performance was behind its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance over the three- and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2014)

For the first quarter of 2014, the Fund’s NAV returned -0.3%, underperforming the Index return of 1.1%. The Fund’s NAV return underperformed the Index over the twelve months ended March 31, 2014, gaining 12.9% versus the Index gain of 16.6%. However, the Fund’s NAV performance outperformed the Index for the three-year period (9.5% versus the benchmark’s 8.6% return), on an annualized basis, as well as for the five-year period and since inception. Shares of LOR ended the first quarter of 2014 with a market price of $13.93, representing a 10.7% discount to the Fund’s NAV of $15.60.

The Fund’s net assets were $107.3 million as of March 31, 2014, with total leveraged assets of $137.2 million, representing a 21.8% leverage rate. This leverage rate is higher than that at the end of the fourth quarter of 2013 (28.2%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the industrials sector helped performance. Also, a lower-than-index exposure to Japan and a higher-than index exposure to Italy added value during the first quarter. However, stock selection within Russia detracted from performance as did the higher-than-benchmark exposure to that region.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was relatively weak in the first quarter, and detracted from performance over the last twelve months. However, it has contributed positively to performance over longer time periods and since inception.

As of March 31, 2014, 77.1% of the Fund’s total leveraged assets consisted of world equities, 22.1% consisted of emerging market currency and debt instruments, and 0.8% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.08618 represents a distribution yield of 7.4% based on the Fund’s $13.93 market price as of the close of trading on the NYSE on March 31, 2014. It is currently estimated that none of the $0.25854 distributed per share year-to-date through March 31, 2014 represents a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio

(77.1% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Wynn Macau, a Chinese operator of casinos.

As of March 31, 2014, 34.6% of these stocks were based in continental Europe (not including the United Kingdom), 29.1% were based in North America, 18.4% were from Asia (not including Japan), 6.2% were based in Latin America, 6.0% were from the United Kingdom, 5.0% were based in Africa and the Middle East, and 0.7% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2014, were financials (31.3%), which includes banks, insurance companies, and financial services companies; and consumer discretionary (14.8%), which includes automobile and components, consumer durables and apparel, consumer services, media, and retailing companies. Other sectors in the portfolio include consumer staples, energy, health care, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.7% as of March 31, 2014.

World Equity Markets Review

Global stocks were broadly flat during the first quarter as they recovered late in the period from an earlier sell-off driven by geopolitical tensions in eastern Europe. Sector performance was somewhat mixed, as some defensive groups, such as health care and utilities, performed well amid falling bond yields, but others, such as consumer staples and telecom services, lagged the broad market. The Japanese market materially underperformed amid lackluster fourth-quarter GDP growth as excitement over a potential recovery driven by Prime Minister Shinzō Abe’s quantitative easing and reform policy faded as reforms stalled and a sharp rise in consumption taxes, which have battered the economy in the past, loomed. European markets continued to perform well as sovereign bond yields plunged, with the Portuguese 10-year bond’s yield falling to below 4%, compared to a peak of over 17%, and a level of 7.5% merely 6 months ago. Many trends that were in place throughout 2013 continued through the first two months of 2014. After dramatically outperforming in 2013, the US market demonstrated continued strength early in the quarter, even amid concerns over yet another shut down of the government, while emerging markets continued to lag. However, late in the quarter there was a dramatic rotation into less-expensive parts of the global markets; emerging markets materially outperformed the United States, and certain strong-performing and frothy parts of global equity markets, such as US biotech and Chinese internet companies, fell sharply. The emerging markets continue to trade at a price-to-earnings discount of over 30% to the United States, near the widest discounts ever seen.

What Helped and What Hurt LOR

Stock selection in the industrials sector contributed to performance. Shares of Italian toll road operator Atlantia rose after a report showed the country’s economy had exited recession, while ratings agency Moody’s upgraded its outlook for the country. We were encouraged by the reports, as we believe Atlantia is favorably positioned to benefit from traffic growth as the Italian economy continues to improve. Stock selection in the utilities sector also helped returns. Shares of Spanish electricity provider Red Electrica rose after management said that they expected a new regulation to allow the company to achieve satisfactory returns on its projects. We continue to believe that the company’s dividend yield is secure and has potential to grow, and that valuation is attractive at current levels.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

In contrast, an underweight position in the health care sector detracted from performance. Shares of South African health care facility operator Life Healthcare fell as macroeconomic and inflationary concerns in South Africa continued to worry investors. The position was sold in March as the portfolio management team pursued other opportunities. Stock selection in the consumer discretionary sector also hurt returns. Shares of Macau gaming companies Wynn Macau and Sands China corrected after posting strong recent gains, amid investor concerns that the rate of revenue growth was slowing in March from very strong levels earlier in the quarter. We continue to have confidence in the longer-term growth rate in free-cash flow and dividends for both companies.

The current environment has led us toward higher-quality emerging-market companies with strong competitive positions we feel can continue to generate strong free-cash flow and pay robust dividends even in a more adverse environment. The dramatic shift in sentiment on Europe during the past two years gives us confidence that sentiment on the emerging markets will inevitably turn as well. A continued recovery in the global economy will boost investor confidence and likely lead investors to look to the more attractively valued stocks outside of the regions currently perceived to be safe, as such wide regional valuation gaps as currently exist are unsustainable in a globally integrated world. We feel that a portfolio invested using a systematic, valuation-driven investment process that is skewed to the parts of the world that remain attractively valued is well suited for such an environment.

Emerging Market Currency and Debt Portfolio

(22.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2014, this portfolio consisted of forward currency contracts (81.7%) and sovereign debt obligations (18.3%). The average duration of the emerging market currency and debt portfolio remained relatively unchanged from the fourth quarter of 2013 to the first quarter at approximately 8 months, while the average yield increased from 5.8%2 at the end of December 31, 2013 to 6.4% on March 31, 2014.

Emerging Market Currency and Debt Market Review

Emerging-market local currency and debt markets began the year sharply weaker as capital fled emerging-market assets and global contagion spread into developed economies’ asset markets. Most liquid, “mainstream” emerging markets subsequently recovered from January’s sell-off, but frontier markets were generally weaker.

While emerging-market growth rates continue to outpace the developed world, the magnitude of that differential has been narrowing as emerging economies rebalance away from domestic demand, credit-fueled growth models which propelled their economic expansions in the years following the global financial crisis. As emerging-market growth becomes more evenly shared between domestic and external demand, and as domestic policies selectively tighten, we believe emerging countries’ current account balances will continue to improve.

What Helped and What Hurt LOR

Top contributors during the first quarter were Brazil, Indonesia, and India. Brazilian exposure benefited from carry, spot, and duration gains as the currency strengthened and local bonds (both nominal and inflation-linked) outperformed the money market. Indonesia and India benefited from fiscal improvement, reform momentum, and tighter monetary policy. The team also avoided exposure to Argentina and the Ukraine, which devalued sharply during the quarter.

Conversely, Russia, Kazakhstan, Zambia, and Ghana were the largest detractors during the first quarter. Russian exposure detracted as geopolitical tensions flared and capital flight overwhelmed the seasonal current account surplus. Russian authorities have intervened heavily to contain the market stress. Kazakhstan authorities devalued the tenge following sharp appreciation versus the Russian ruble, a key trading partner.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Despite pre-emptively trimming exposure prior to the move, remaining Kazakh exposure detracted. Zambia and Ghana detracted due to commodity linkages to China in the former and weak balance of payments and high inflation in the latter. Both central banks hiked interest rates but have undertaken only limited intervention to support their respective currencies.

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2014
(unaudited)

	One	Five	Since
	Year	Years	Inception**
Market Price	7.39%	23.31%	6.68%
Net Asset Value	12.90%	20.15%	7.82%
MSCI ACWI Index	16.55%	17.80%	6.67%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2014 (unaudited)
		Percentage of
Security	Value	Net Assets
CenturyLink, Inc.	$3,786,288	3.5%
Intel Corp.	2,744,377	2.6
Eni SpA	2,738,859	2.6
Wynn Macau, Ltd.	2,653,750	2.5
Total SA	2,629,430	2.5
bpost SA	2,567,108	2.4
Sands China, Ltd.	2,374,612	2.2
Mobile TeleSystems OJSC Sponsored ADR	2,110,693	2.0
Atlantia SpA	2,098,905	2.0
Swiss Re AG	2,089,944	1.9

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

March 31, 2014 (unaudited)

Description	Shares	Value
Common Stocks—96.1%

Australia—2.3%
DUET Group	721,709	$1,392,307
Transurban Group	153,743	1,035,453
		2,427,760
Austria—0.9%
UNIQA Insurance Group AG	72,500	963,128

Belgium—2.4%
bpost SA	114,437	2,567,108

Brazil—6.1%
Banco do Brasil SA	175,717	1,765,689
BB Seguridade Participacoes SA	158,400	1,752,942
Cia Hering	46,400	559,908
Direcional Engenharia SA	170,200	750,860
Grendene SA	127,900	874,838
Natura Cosmeticos SA	53,300	895,459
		6,599,696
Canada—0.5%
Alaris Royalty Corp.	19,800	535,522

China—4.9%
Agricultural Bank of China, Ltd.,
Class H	4,640,000	2,023,501
China Construction Bank Corp.,
Class H	2,282,180	1,598,912
China Shenhua Energy Co., Ltd.,
Class H	173,000	500,166
Huaneng Power International, Inc.
Class H	582,000	557,216
Industrial and Commercial Bank
of China, Ltd., Class H	1,036,440	637,862
		5,317,657
Finland—0.9%
Sampo Oyj, A Shares	18,966	985,369

France—8.1%
AXA SA	73,034	1,901,562
Eutelsat Communications SA	60,503	2,056,273
Gaztransport Et Technigaz SA	19,261	1,246,875
Rexel SA	33,488	879,113
Total SA	40,034	2,629,430
		8,713,253
Germany—3.2%
Allianz SE	7,412	1,252,622
Bayerische Motoren Werke AG	9,384	1,184,565
RTL Group SA	8,933	1,017,766
		3,454,953
Hong Kong—1.0%
SJM Holdings, Ltd.	373,000	1,052,506

Indonesia—0.7%
PT Bank Pembangunan Daerah Jawa
Barat dan Banten Tbk	8,227,100	760,494

Israel—1.6%
Bezeq The Israeli Telecommunication
Corp., Ltd.	968,971	1,725,476

Italy—4.5%
Atlantia SpA	81,516	2,098,905
Eni SpA	109,063	2,738,859
		4,837,764
Japan—0.7%
Canon, Inc.	24,500	758,227

Macau—4.7%
Sands China, Ltd.	316,800	2,374,612
Wynn Macau, Ltd.	640,400	2,653,750
		5,028,362
Mexico—1.2%
Fibra Uno Administracion SA de
CV REIT	391,500	1,266,666

Norway—1.0%
Seadrill, Ltd.	31,873	1,120,655

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Description	Shares	Value
Russia—4.3%
Globaltrans Investment PLC
Sponsored GDR	95,851	$1,105,334
MegaFon OAO GDR	28,533	802,898
Mobile TeleSystems OJSC
Sponsored ADR	120,680	2,110,693
Sberbank of Russia GDR (a), (b)	59,568	579,001
		4,597,926
South Africa—2.3%
AVI, Ltd.	69,309	372,066
Vodacom Group, Ltd.	99,914	1,233,711
Woolworths Holdings, Ltd.	117,626	819,918
		2,425,695
Spain—1.6%
Red Electrica Corporacion SA	20,690	1,683,354

Sweden—1.5%
Electrolux AB, Series B	29,875	652,000
Swedbank AB, A Shares	34,245	918,384
		1,570,384
Switzerland—5.0%
Cembra Money Bank AG	13,061	890,069
Swiss Re AG	22,524	2,089,944
Transocean, Ltd.	37,276	1,540,990
Zurich Insurance Group AG	2,691	826,948
		5,347,951
Taiwan—2.9%
Radiant Opto-Electronics Corp.	331,660	1,340,670
Siliconware Precision Industries Co.	1,300,000	1,723,685
		3,064,355
Thailand—1.6%
Dynasty Ceramic Public Co. Ltd. (b)	579,700	938,170
Krung Thai Bank Public Co. Ltd. (b)	1,408,400	811,871
		1,750,041
Turkey—1.7%
Tofas Turk Otomobil Fabrikasi AS	164,674	934,108
Tupras-Turkiye Petrol Rafinerileri AS	41,169	869,992
		1,804,100
United Kingdom—5.9%
Direct Line Insurance Group PLC	348,495	1,381,362
Infinis Energy PLC	227,885	904,315
Rexam PLC	84,204	684,293
Royal Dutch Shell PLC, A Shares	46,704	1,706,386
Vodafone Group PLC	462,611	1,703,128
		6,379,484
United States—24.6%
Apple, Inc.	3,129	1,679,459
Aviv REIT, Inc.	23,432	572,912
Blackstone Mortgage Trust, Inc.,
Class A	63,800	1,834,250
CBL & Associates Properties, Inc.	63,200	1,121,800
CenturyLink, Inc.	115,295	3,786,288
Cisco Systems, Inc.	73,233	1,641,152
ConocoPhillips	12,460	876,561
Diamond Offshore Drilling, Inc.	15,410	751,392
Federated Investors, Inc., Class B	17,746	541,963
Hasbro, Inc.	13,388	744,641
Intel Corp.	106,330	2,744,377
International Paper Co.	21,814	1,000,826
Lexington Realty Trust REIT	49,365	538,572
Maxim Integrated Products, Inc.	24,100	798,192
Microsoft Corp.	28,400	1,164,116
Pattern Energy Group, Inc.	33,700	914,281
People’s United Financial, Inc.	109,272	1,624,875
Pfizer, Inc.	39,471	1,267,808
Republic Services, Inc.	21,500	734,440
Sysco Corp.	20,620	745,001
The Hartford Financial Services
Group, Inc.	15,515	547,214
United Bankshares, Inc.	24,350	745,597
		26,375,717

Total Common Stocks (Identified cost $96,181,453)		103,113,603

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Description	Shares	Value
Preferred Stocks—2.4%

United States—2.4%
Capital One Financial Corp., Series B	54,666	$1,282,464
JPMorgan Chase & Co., Series P	35,193	763,688
Regions Financial Corp., Series A	23,599	568,972
Total Preferred Stocks
(Identified cost $2,621,860)		2,615,124

Description	Principal Amount (000) (c)	Value
Foreign Government Obligations—6.3%

Brazil—1.9%
Brazil NTN-B:
6.00%, 08/15/16	273	$291,471
6.00%, 08/15/18	460	486,036
Brazil NTN-F:
10.00%, 01/01/17	1,169	487,593
10.00%, 01/01/23	2,044	780,259
		2,045,359
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	106,015

Mexico—1.2%
Mexican Bonos:
7.00%, 06/19/14	7,070	545,432
9.50%, 12/18/14	9,000	717,479
		1,262,911
Russia—1.9%
Russia Government Bonds - OFZ:
6.90%, 08/03/16	7,438	207,863
7.50%, 02/27/19	6,590	181,102
7.60%, 04/14/21	15,289	412,880
7.60%, 07/20/22	8,548	227,305
7.00%, 01/25/23	11,700	300,111
8.15%, 02/03/27	10,700	290,785
7.05%, 01/19/28	17,170	424,507
		2,044,553
South Africa—0.5%
Republic of South Africa,
8.25%, 09/15/17	6,200	600,443

Turkey—0.3%
Turkey Government Bonds:
4.00%, 04/29/15	436	205,110
8.80%, 11/14/18	300	133,196
		338,306
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	6,116	282,656

Zambia—0.1%
Zambia Treasury Bill,
0.00%, 10/13/14	800	118,921

Total Foreign Government Obligations (Identified cost $7,469,586)		6,799,164

Description	Shares	Value
Short-Term Investment—1.0%
State Street Institutional Treasury
Money Market Fund (Identified cost $1,061,408)	1,061,408	$1,061,408
Total Investments—105.8% (Identified cost $107,334,307) (d), (e)		$113,589,299
Liabilities in Excess of Cash and Other Assets—(5.8)%		(6,274,723)
Net Assets—100.0%		$107,314,576

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	10/28/14	111,741,000	$255,000	$258,871	$3,871	$—
BRL	BRC	04/02/14	1,129,548	486,246	497,818	11,572	—
BRL	BRC	04/02/14	1,131,027	483,614	498,470	14,856	—
CLP	BNP	05/16/14	360,625,000	625,000	654,590	29,590	—
CLP	CIT	04/28/14	204,419,000	367,000	371,732	4,732	—
CLP	UBS	04/21/14	241,988,750	437,000	440,383	3,383	—
CLP	UBS	04/25/14	206,152,000	365,000	375,005	10,005	—
CNY	BRC	05/19/14	3,160,421	513,639	507,811	—	5,828
CNY	HSB	04/22/14	6,467,924	1,054,000	1,039,753	—	14,247
COP	CIT	04/10/14	1,066,747,100	519,984	540,689	20,705	—
COP	UBS	04/16/14	2,001,617,200	1,034,000	1,014,150	—	19,850
COP	UBS	05/23/14	966,220,750	473,000	488,203	15,203	—
CZK	JPM	04/04/14	9,889,560	484,404	496,313	11,909	—
CZK	JPM	04/22/14	10,831,986	541,905	543,660	1,755	—
CZK	JPM	05/05/14	9,820,746	492,852	492,941	89	—
EUR	CIT	04/07/14	192,000	267,043	264,506	—	2,537
EUR	CIT	04/07/14	200,000	274,610	275,527	917	—
EUR	CIT	06/23/14	1,266,358	1,763,234	1,744,390	—	18,844
EUR	JPM	04/04/14	360,407	496,533	496,512	—	21
EUR	JPM	05/06/14	409,939	553,742	564,713	10,971	—
EUR	JPM	05/06/14	434,029	601,500	597,898	—	3,602
EUR	JPM	05/06/14	510,378	695,958	703,073	7,115	—
EUR	JPM	05/06/14	586,290	798,067	807,645	9,578	—
GHS	CIT	04/04/14	942,000	353,205	349,623	—	3,582
GHS	CIT	04/15/14	1,637,000	611,963	603,780	—	8,183
HUF	BNP	04/15/14	89,210,950	408,389	399,642	—	8,747
HUF	BNP	04/15/14	110,819,240	489,743	496,442	6,699	—
HUF	JPM	04/10/14	23,281,688	103,256	104,326	1,070	—
HUF	JPM	04/10/14	244,676,790	1,070,614	1,096,396	25,782	—
IDR	JPM	04/28/14	6,758,676,000	591,000	592,243	1,243	—
IDR	SCB	04/17/14	5,103,723,000	446,559	448,088	1,529	—
INR	BRC	04/21/14	45,485,440	721,419	758,150	36,731	—
INR	SCB	04/10/14	52,939,460	854,000	884,852	30,852	—
KRW	BRC	04/24/14	1,138,822,350	1,062,979	1,068,691	5,712	—
KRW	SCB	04/24/14	827,641,200	764,000	776,673	12,673	—
KZT	CIT	09/12/14	59,783,000	313,000	314,771	1,771	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
KZT	CIT	11/14/14	55,390,000	$290,000	$287,761	$—	$2,239
KZT	CIT	02/13/15	63,050,000	325,000	321,559	—	3,441
KZT	HSB	06/16/14	39,330,400	211,000	211,117	117	—
KZT	HSB	06/16/14	51,424,800	324,140	276,037	—	48,103
KZT	HSB	06/16/14	79,207,200	498,849	425,167	—	73,682
KZT	HSB	09/11/14	59,783,000	313,000	314,837	1,837	—
MXN	CIT	04/30/14	15,523,200	1,176,000	1,186,450	10,450	—
MYR	BRC	04/10/14	1,271,204	388,000	389,061	1,061	—
MYR	BRC	05/21/14	2,789,852	848,160	851,406	3,246	—
MYR	JPM	04/21/14	2,845,186	854,000	870,105	16,105	—
NGN	BRC	04/22/14	75,727,200	454,000	455,959	1,959	—
NGN	BRC	06/18/14	20,851,000	116,000	122,928	6,928	—
NGN	CIT	04/04/14	22,165,600	134,158	134,212	54	—
NGN	CIT	04/11/14	22,165,600	133,689	133,919	230	—
NGN	CIT	04/29/14	30,516,400	184,000	183,342	—	658
NGN	JPM	06/17/14	23,400,000	130,000	138,012	8,012	—
PEN	CIT	04/10/14	1,682,174	598,000	597,704	—	296
PEN	CIT	05/14/14	1,725,228	609,729	610,247	518	—
PEN	JPM	04/28/14	975,893	346,000	345,895	—	105
PHP	HSB	04/14/14	46,081,035	1,023,000	1,027,245	4,245	—
PHP	JPM	05/13/14	23,608,850	530,000	525,934	—	4,066
PLN	BNP	04/14/14	2,013,254	654,000	665,289	11,289	—
PLN	BRC	04/14/14	2,655,374	871,000	877,480	6,480	—
PLN	JPM	04/28/14	2,433,074	799,302	803,297	3,995	—
RON	JPM	04/07/14	855,698	260,796	264,150	3,354	—
RON	JPM	04/07/14	1,196,605	369,163	369,386	223	—
RON	JPM	04/07/14	3,066,771	933,000	946,697	13,697	—
RSD	CIT	04/07/14	133,910,100	1,595,782	1,595,704	—	78
SGD	HSB	04/14/14	1,084,180	855,723	861,902	6,179	—
THB	BNP	04/10/14	2,272,170	70,213	70,017	—	196
THB	SCB	04/24/14	18,262,359	567,101	562,411	—	4,690
TRY	CIT	05/12/14	835,275	370,000	385,614	15,614	—
TRY	JPM	04/21/14	123,275	55,662	57,265	1,603	—
TRY	JPM	04/21/14	442,550	213,000	205,577	—	7,423
TRY	JPM	04/21/14	576,689	263,000	267,889	4,889	—
TWD	HSB	04/14/14	15,641,010	518,000	513,806	—	4,194

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
TWD	SCB	06/18/14	15,659,930	$517,000	$515,422	$—	$1,578
UGX	CIT	04/11/14	554,917,000	219,032	217,322	—	1,710
UGX	CIT	05/02/14	338,045,500	131,000	131,615	615	—
UGX	CIT	05/02/14	370,080,000	144,000	144,087	87	—
UGX	CIT	05/02/14	650,463,000	253,000	253,251	251	—
UGX	CIT	05/02/14	659,706,000	258,000	256,850	—	1,150
UGX	CIT	05/20/14	115,740,000	45,000	44,855	—	145
UYU	HSB	04/30/14	4,667,000	202,561	205,053	2,492	—
UYU	JPM	04/07/14	4,809,240	212,586	212,735	149	—
UYU	JPM	04/14/14	8,725,000	388,252	385,153	—	3,099
UYU	JPM	04/24/14	14,047,924	611,843	618,306	6,463	—
ZAR	CIT	04/24/14	3,710,736	337,980	351,277	13,297	—
ZAR	JPM	04/24/14	1,102,513	102,000	104,369	2,369	—
ZMW	CIT	04/11/14	948,260	155,657	153,602	—	2,055
ZMW	JPM	04/08/14	400,000	67,522	64,875	—	2,647
ZMW	SCB	04/08/14	3,590,000	557,627	582,256	24,629	—
ZMW	SCB	04/09/14	3,590,000	557,366	582,008	24,642	—
Total Forward Currency Purchase Contracts				$44,016,351	$44,246,747	$477,392	$246,996

Forward Currency Sale Contracts open at March 31, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	BRC	04/02/14	1,048,928	$444,000	$462,286	$—	$18,286
BRL	BRC	05/05/14	1,193,987	510,000	521,719	—	11,719
BRL	UBS	04/02/14	1,211,648	512,000	534,001	—	22,001
CNY	HSB	04/22/14	372,741	61,000	59,920	1,080	—
CZK	JPM	04/04/14	9,889,560	496,532	496,312	220	—
EUR	BNP	04/15/14	297,023	408,390	409,182	—	792
EUR	BNP	04/15/14	356,000	489,743	490,429	—	686
EUR	BNP	04/24/14	1,710,314	2,320,110	2,356,101	—	35,991
EUR	CIT	04/07/14	1,146,000	1,595,782	1,578,769	17,013	—
EUR	HSB	04/22/14	814,549	1,134,601	1,122,114	12,487	—
EUR	JPM	04/04/14	360,000	484,404	495,952	—	11,548
EUR	JPM	04/07/14	189,000	260,796	260,373	423	—
EUR	JPM	04/07/14	265,735	369,163	366,086	3,077	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Forward Currency Sale Contracts open at March 31, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
EUR	JPM	04/10/14	75,000	$103,256	$103,322	$—	$66
EUR	JPM	04/10/14	789,000	1,070,615	1,086,947	—	16,332
EUR	JPM	04/22/14	395,718	541,905	545,136	—	3,231
EUR	JPM	04/28/14	579,000	799,302	797,614	1,688	—
EUR	JPM	05/05/14	358,000	492,852	493,164	—	312
EUR	JPM	05/06/14	3,021	4,168	4,161	7	—
EUR	JPM	05/06/14	661,000	907,884	910,562	—	2,678
EUR	JPM	05/06/14	812,175	1,096,501	1,118,813	—	22,312
EUR	UBS	06/23/14	554,887	763,958	764,349	—	391
JPY	CIT	06/16/14	83,792,347	816,000	812,144	3,856	—
JPY	SCB	04/25/14	77,789,422	760,557	753,758	6,799	—
JPY	SCB	04/25/14	78,220,612	764,000	757,937	6,063	—
KZT	BRC	06/16/14	9,544,650	51,000	51,234	—	234
NGN	BRC	06/18/14	20,851,000	124,521	122,928	1,593	—
RSD	CIT	04/07/14	22,379,520	267,043	266,680	363	—
RSD	CIT	04/07/14	23,410,000	274,610	278,959	—	4,349
RUB	CIT	04/30/14	16,801,560	470,000	475,740	—	5,740
SGD	HSB	04/14/14	1,084,180	848,540	861,902	—	13,362
TRY	CIT	05/12/14	287,931	127,504	132,927	—	5,423
TRY	JPM	04/21/14	694,639	333,528	322,680	10,848	—
ZAR	CIT	04/24/14	6,131,786	561,001	580,466	—	19,465
ZAR	JPM	04/24/14	5,222,582	483,000	494,396	—	11,396
Total Forward Currency Sale Contracts				$20,748,266	$20,889,063	65,517	206,314
Gross unrealized appreciation/depreciation on Forward Currency
Purchase and Sale Contracts						$542,909	$453,310

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

March 31, 2014 (unaudited)

Currency Abbreviations:

AMD	—	Armenian Dram	NGN	—	Nigerian Naira
BRL	—	Brazilian Real	PEN	—	Peruvian New Sol
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
INR	—	Indian Rupee	TWD	—	New Taiwan Dollar
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	UYU	—	Uruguayan Peso
KZT	—	Kazakhstan Tenge	ZAR	—	South African Rand
MXN	—	Mexican New Peso	ZMW	—	Zambian Kwacha
MYR	—	Malaysian Ringgit

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

March 31, 2014 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At March 31, 2014, this security amounted to 0.5% of net assets of the Fund, and is considered to be liquid.

(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy.

(c)	Principal amount denominated in respective country’s currency.

(d)	For federal income tax purposes, the aggregate cost was $107,334,307, aggregate gross unrealized appreciation was $11,904,122, aggregate gross unrealized depreciation was $5,649,130, and the net unrealized appreciation was $6,254,992.

(e)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	—	Real Estate Investment Trust

Portfolio holdings by industry (as a percentage of net assets):
Apparel & Textiles	0.5%
Automotive	2.0
Banking	9.0
Cable Television	1.9
Commercial Services	1.5
Computer Software	1.1
Construction & Engineering	1.2
Consumer Products	1.3
Electric	4.2
Energy	0.9
Energy Integrated	8.7
Energy Services	3.2
Financial Services	6.0
Food & Beverages	0.7
Forest & Paper Products	1.6
Household & Personal Products	0.8
Housing	1.5
Insurance	10.9
Leisure & Entertainment	6.6
Manufacturing	0.3
Pharmaceutical & Biotechnology	1.2
Real Estate	5.0
Retail	1.6
Semiconductors & Components	6.8
Technology Hardware	3.1
Telecommunications	10.6
Transportation	6.3
Subtotal	98.5
Foreign Government Obligations	6.3
Short-Term Investment	1.0
Total Investments	105.8%

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

March 31, 2014 (unaudited)

Valuation of Investments:

Net asset value per share is determined by State Street Bank and Trust Company for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assump-

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (continued)

March 31, 2014 (unaudited)

tions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2014:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2014
Assets:
Common Stocks*
France	$1,246,875	$7,466,378	$—	$8,713,253
Russia	2,110,693	2,487,233	—	4,597,926
Switzerland	1,540,990	3,806,961	—	5,347,951
Other	35,898,256	48,556,217	—	84,454,473
Preferred Stocks*	2,615,124	—	—	2,615,124
Foreign Government Obligations*	—	6,799,164	—	6,799,164
Short-Term Investment	1,061,408	—	—	1,061,408
Other Financial Instruments**
Forward Currency Contracts	—	542,909	—	542,909
Total	$44,473,346	$69,658,862	$—	$114,132,208
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(453,310)	$—	$(453,310)

*	Please refer to Portfolio of Investments (pages 7 through 9) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

March 31, 2014 (unaudited)

Certain common stocks (See footnote (b) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities, certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. As of March 31, 2014, securities valued at $55,801,060 were transferred from Level 1 to Level 2. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2014. Transfers between levels are recognized at the beginning of the reporting period.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Directors:

Leon M. Pollack (73)	Director	Private Investor

Robert M. Solmson (66)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (53)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2017
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (51)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (42)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2015
Independent Director:

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)
Interested Director:

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (41)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (52)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer of the Investment Manager and the Fund

Tamar Goldstein (39)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (39)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Simon and Ms. Goldstein serve as officers of Lazard Alternative Strategies 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.